EXHIBIT 99.1

CPRO, a Leader in the Physical AI Security Industry,

to be Publicly Listed on a U.S. National Securities Exchange Through Business Combination with Lakeshore Acquisition III Corp.

•	CPRO is a fast-growing physical artificial intelligence (“AI”) company specifically focusing on AI security. Building on its 30 years of industry experience, CPRO is rapidly integrating AI technology into security to help make society safer.
•	Using its own Edge AI cameras, CPRO analyzes customer preferences and movement patterns to provide store owners with customer-based data, enabling them to maximize sales growth and customer convenience.
•	CPRO is committed to improving accident prevention by providing data on tasks, behavioral ranges, and material movement, which are essential for collaboration between robots and humans.
•	The implied pro-forma enterprise value of the combined company is approximately $326 million, assuming no redemptions from the trust account. The business combination is expected to be completed in the fourth quarter of 2026.
•	This transaction is expected to help accelerate CPRO’s development in the U.S., Asia and other markets.

Seoul, Korea. – May 26, 2026 – CPRO Electronics Holding Limited (“CPRO”), a leader in the physical AI security industry, and Lakeshore Acquisition III Corp. (together with its successors, “Lakeshore”) (Nasdaq: LCCC) today announced that they have entered into a definitive business combination agreement (the “Merger Agreement”). Upon closing, the combined company is expected to operate under the name “CPRO Holding Limited” and its ordinary shares are expected to be traded on a U.S. national securities exchange.

Management Comments

“In the face of global AI competition, by combining with Lakeshore, CPRO will be able to tap into the public equity market to fund its aggressive growth plan going forward," said Mr. Young-Soo Lee, Founder, Chairman and Chief Executive Officer of CPRO. "We look forward to working with the Lakeshore team to complete the transaction and to list on a U.S. national securities exchange.”

“We are thrilled to partner with CPRO on its public company journey,” said Bill Chen, Chairman and Chief Executive Officer of Lakeshore. “After learning of CPRO’s business model and its position in the rapidly growing AI camera market, we immediately realized the vast potential for the Company’s growth in this very important market segment.”

Key Transaction Terms

Pursuant to the Merger Agreement, CPRO will merge with LCCC Merger Sub Inc., a BVI company and a wholly-owned subsidiary of Lakeshore (the “Merger”), with CPRO surviving and Lakeshore acquiring 100% of the equity securities of CPRO. In exchange for their equity securities, the shareholders of CPRO will receive an aggregate number of ordinary shares of the combined company (the “Merger Consideration”) with an aggregate value equal to: (a) one hundred and eighty-five million U.S. dollars ($185,000,000), minus (b) any closing adjustment based on Indebtedness (as defined in the Merger Agreement).

1

The Merger has been approved by the boards of directors of each of Lakeshore and CPRO. The Merger will require the approval of the shareholders of Lakeshore and CPRO and is subject to other customary closing conditions, including a registration statement on Form F-4 being declared effective by the U.S. Securities and Exchange Commission (the “SEC”). The transaction is expected to close in the fourth quarter of 2026.

Advisors

Loeb & Loeb LLP is acting as legal advisor to Lakeshore. Hunter Taubman Fischer & Li LLC is acting as legal advisor to CPRO. Promotive Capital is acting as M&A advisor to Lakeshore. Maxim Group, AGBA & SME, and Year Champion Limited are acting as M&A advisors to CPRO.

About Lakeshore Acquisition III Corp.

Lakeshore Acquisition III Corp. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

About CPRO Electronics Holding Limited

CPRO is a fast-growing AI camera company which integrates physical AI, AI-based retail tech and AI-driven data solutions to the market. As a company that researches, develops, manufactures, and sells AI security products, it sells devices equipped with various AI analysis technologies, including Edge AI cameras and AI bridges. Additionally, it sells data to business owners by linking various customer data detected by Edge AI cameras with the Cloud. CPRO is committed to serve large retail chains to provide differentiated solutions that enhance their operational efficiency.

Important Information About the Proposed Business Combination and Where to Find It

This press release relates to a proposed business combination between Lakeshore and CPRO. A full description of the terms of the business combination will be provided in a Registration Statement on Form F-4 and proxy statement to be filed with the SEC by Lakeshore, CPRO and the combined company.  The proxy statement will be mailed to Lakeshore’s shareholders as of a record date to be established for voting at the shareholders’ meeting relating to the proposed transactions. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Lakeshore’s shareholders and other interested persons are advised to read, when available, the Registration Statement on Form F-4 and proxy statement and the amendments thereto and other documents filed in connection with the proposed business combination, as these materials will contain important information about CPRO, Lakeshore and the proposed business combination. The Registration Statement on Form F-4 and the proxy statement and other documents filed with the SEC, once available, may be obtained without charge at the SEC’s website at www.sec.gov, or by directing a written request to Lakeshore, 667 Madison Avenue, New York, NY 10065.

2

Participants in the Solicitation

Lakeshore, certain shareholders of Lakeshore, and its directors and executive officers may be deemed participants in the solicitation of proxies from Lakeshore’s shareholders with respect to the proposed business combination. A list of the names of Lakeshore’s directors and executive officers and a description of their interests in Lakeshore is contained in Lakeshore’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 4, 2026 and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a written request to Lakeshore, 667 Madison Avenue, New York, NY 10065. Additional information regarding the interests of such participants will be contained in the Registration Statement on Form F-4 and proxy statement for the proposed business combination when available.

CPRO and its directors and executive officers may be also deemed to be participants in the solicitation of proxies from the shareholders of Lakeshore in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement for the proposed business combination when available.

3

Forward-looking Statements

Except for historical information, this press release contains certain “forward-looking statements” within the meaning of the federal U.S. securities laws. These statements relate to the proposed business combination between Lakeshore and CPRO, including the anticipated benefits of the transaction, the expected amount of cash the transaction will provide CPRO, the anticipated timing of the transaction, the services and markets of CPRO, future growth expectations, results of operations, performance, future capital and other expenditures, competitive advantages, business prospects and opportunities, future plans and intentions, results, level of activities, performance, goals or achievements or other future events. These forward-looking statements generally are identified by words such as “anticipate,” “believe,” “expect,” “may,” “could,” “will,” “potential,” “intend,” “estimate,” “should,” “plan,” “predict,” or the negative or other variations of such statements, reflect our management’s and CPRO’s current beliefs and assumptions and are based on the information currently available to our management and CPRO. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results or developments to differ materially from those expressed or implied by such forward-looking statements, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Lakeshore’s securities; (ii) the risk that the transaction may not be completed by Lakeshore’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Lakeshore; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval of the business combination agreement by the shareholders of Lakeshore and the receipt of certain governmental and regulatory approvals; (iv) the lack of a third-party valuation in determining whether or not to pursue the proposed transaction; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (vi) the effect of the announcement or pendency of the transaction on CPRO’s business relationships, operating results and business generally; (vii) risks that the proposed transaction disrupts current plans and operations of CPRO; (viii) the outcome of any legal proceedings that may be instituted against CPRO or Lakeshore related to the business combination agreement or the proposed transaction; (ix) the ability to maintain the listing of Lakeshore’s securities on a national securities exchange; (x) changes in the competitive industries in which CPRO operates, variations in operating performance across competitors, changes in laws and regulations affecting CPRO’s business and changes in the combined capital structure; (xi) the ability to implement business plans, forecasts and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (xii) the risk of downturns in the market and CPRO’s industry; (xiii) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions; (xiv) risks and uncertainties related to CPRO’s business, including, but not limited to risks relating to the uncertainty of the projected financial information with respect to CPRO; risks related to CPRO’s limited global operating history, the roll-out of CPRO’s business and the timing of expected business milestones; CPRO’s ability to implement its business plan and scale its business; CPRO’s ability to develop products and technologies that are more effective or commercially attractive than competitors’ products; CPRO's ability to maintain an accelerated rate of growth; risks of increased costs as a result of being a public company; risks relating to CPRO’s being unable to renew the leases of its facilities and warehouses; CPRO’s ability to grow the size of its organization and management in response to the increase in sales and marketing infrastructure; risks relating to potential tariffs or a global trade war that could increase the cost of CPRO’s products; risks relating to product liability lawsuits that could be brought against CPRO; CPRO’s ability to formulate, implement and modify as necessary effective sales, marketing, and strategic initiatives to drive revenue growth; CPRO’s ability to expand internationally; acceptance by the marketplace of the products and services that CPRO markets; and government regulations and CPRO’s ability to obtain applicable regulatory approvals and comply with government regulations. The foregoing list of factors is not exclusive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement on Form F-4 and proxy statement, when available, and other documents filed by Lakeshore, CPRO and the combined company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and neither CPRO nor Lakeshore assume any obligation to update or revise any forward-looking statements or other information contained herein, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements. Neither Lakeshore nor CPRO gives any assurance that either Lakeshore or CPRO, or the combined company, will achieve its expectations.

Non-solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential business combination or any other matter and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Lakeshore, CPRO or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contacts

info@cpro-cam.com

4